ERP Operating Limited Partnership

LETTER OF TRANSMITTAL

To Tender

Title of Securities	CUSIP No.	Principal Amount Outstanding (1)	Total Consideration (2)
Non-Exchangeable Notes Offer:
6.95% Notes due March 2, 2011	26884AAM5	$ 114,806,000	$ 1,060

6.625% Notes due March 15, 2012	26884AAN3	$ 400,000,000	$ 1,080

5.50% Notes due October 1, 2012	26884AAW3	$ 350,000,000	$ 1,070

Exchangeable Notes Offer:
3.85% Exchangeable Senior Notes due August 15, 2026 (3)	26884AAV5	$ 531,092,000	$ 1,000

(1)	As of December 2, 2009.
(2)	Per $1,000 principal amount of Notes tendered and accepted for purchase.
(3)	Callable by the Company on or after August 18, 2011 and putable by the Holders on August 18, 2011, August 15, 2016 and August 15, 2021.

Pursuant to the Offer to Purchase dated December 2, 2009

THE NON-EXCHANGEABLE NOTES OFFER AND RELATED WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON DECEMBER 9, 2009, UNLESS EXTENDED. THE EXCHANGEABLE NOTES OFFER AND RELATED WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON DECEMBER 30, 2009, UNLESS EXTENDED.

The Depositary for the Offers is:

Global Bondholder Services Corporation

By Hand, Overnight Delivery or Mail (Registered or Certified Mail Recommended):	By Facsimile Transmission (for Eligible Institutions only): (212) 430-3775 Attention: Corporate Actions
Global Bondholder Services Corporation 65 Broadway, Suite 723 New York, New York 10006 Attention: Corporate Actions	Confirm by Telephone: (212) 430-3774

Delivery of this Letter of Transmittal to an address other than as set forth above, or transmission of instructions via a fax number other than as listed above, will not constitute a valid delivery.

Capitalized terms used herein and not defined herein have the meaning given to them in the Offer to Purchase (defined below).

This Letter of Transmittal is to be completed by a Holder desiring to tender any of the notes listed in the table above (the “Notes”) unless such holder is executing the tender through The Depository Trust Company’s Automated Tender Offer Program (“ATOP”). A holder tendering through ATOP does not need to complete this Letter of Transmittal.

For a description of certain procedures to be followed in order to tender the Notes (through ATOP or otherwise), see “The Offers—Procedure for Tendering Notes” in the Offer to Purchase and the instructions to this Letter of Transmittal.

TENDER OF NOTES

☐ CHECK HERE IF CERTIFICATES REPRESENTING TENDERED NOTES ARE ENCLOSED HEREWITH.

☐ CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE DEPOSITARY WITH DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:

Account Number:

Transaction Code Number:

List below the Notes to which this Letter of Transmittal relates. If the space provided is inadequate, list the principal amounts on a separately executed schedule and affix the schedule to this Letter of Transmittal. Tender of Notes will be accepted only in principal amounts equal to $1,000 or integral multiples thereof. No alternative, conditional or contingent tenders will be accepted.

DESCRIPTION OF NOTES TENDERED

Name(s) and Address(es) of Registered Holder(s) or Name of DTC Participant and Participant’s DTC Account Number in which Notes are Held (please fill in if blank)	Title of Security	CUSIP No.	Certificate Numbers*	Aggregate Principal Amount Represented	Aggregate Principal Amount Tendered**

*	Need not be completed by holders tendering Notes by book-entry transfer.
**	Unless otherwise specified, it will be assumed that the entire aggregate principal amount represented by the Notes described above is being tendered.

If tendered by a participant in The Depository Trust Company (“DTC”), and if not already printed above, the participant name(s) and address(es) should be printed exactly as such participant’s name appears on a security position listing as the owner of the Notes.

NOTE: SIGNATURES MUST BE PROVIDED BELOW. PLEASE READ THE ACCOMPANYING

INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

The undersigned hereby tenders to ERP Operating Limited Partnership (the “Company”), on the terms and subject to the conditions set forth in the Company’s offer to purchase dated December 2, 2009 (the “Offer to Purchase”), receipt of which is hereby acknowledged, and in accordance with this Letter of Transmittal, the principal amount of the series of Notes indicated in the table above entitled “Description of Notes Tendered” under the column heading “Aggregate Principal Amount Tendered” (or, if nothing is indicated therein, with respect to the entire aggregate principal amount represented by the Notes described in such table). The undersigned acknowledges and agrees that the tender of Notes made hereby may not be withdrawn except in accordance with the procedures set forth in the Offer to Purchase.

Subject to, and effective upon, the acceptance for purchase of, and payment for, the principal amount of the Notes tendered herewith in accordance with the terms and subject to the conditions of the Offers, the undersigned hereby (a) sells, assigns and transfers to, or upon the order of, the Company, all right, title and interest in and to all of the Notes tendered hereby, (b) waives any and all other rights with respect to such Notes and (c) releases and discharges the Company from any and all claims the undersigned may have now or may have in the future arising out of or related to the Notes, including without limitation any claims that the undersigned is entitled to participate in any repurchase, redemption or defeasance of the Notes.

The undersigned acknowledges and agrees that a tender of Notes pursuant to any of the procedures described in the Offer to Purchase and in the instructions hereto and an acceptance of such Notes by the Company will constitute a binding agreement between the undersigned and the Company on the terms and subject to the conditions of the applicable Offer, which agreement shall be governed by, and construed in accordance with, the laws of the State of New York. The undersigned acknowledges that, by tendering Notes pursuant to any of the procedures described in the Offer to Purchase and in the instructions hereto, under certain circumstances set forth in the Offer to Purchase, the Company may not be required to accept for purchase any of the Notes tendered.

The undersigned hereby represents and warrants that (a) the undersigned has full power and authority to tender, sell, assign and transfer the Notes tendered hereby, and (b) when such tendered Notes are accepted for payment and paid for by the Company pursuant to the applicable Offer, the Company will acquire good and marketable title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim or right. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Notes tendered hereby.

The undersigned hereby irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Depositary also acts as the agent of the Company) with respect to such Notes, with full powers of substitution and revocation (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) present such Notes and all evidences of transfer and authenticity to, or transfer ownership of such Notes on the account books maintained by DTC to, or upon the order of, the Company, (ii) present such Notes for transfer of ownership on the books of the Company, and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Notes, all in accordance with the terms and conditions of the Offers as described in the Offer to Purchase.

The undersigned, by this Letter of Transmittal, also irrevocably appoints the Depositary to act as its agent for the purpose of receiving payment from the Company and transmitting such payment to the undersigned. The undersigned acknowledges and agrees that payment shall be deemed to have been made by the Company upon the transfer by the Company of the applicable Total Consideration, plus Accrued Interest payable to the Depositary or, in accordance with the Depositary’s instructions, to DTC. The undersigned further acknowledges and agrees that under no circumstances will interest on the applicable Total Consideration be paid by the Company by reason of any delay on the part of the Depositary in making payment to the holders entitled thereto or any delay in the allocation or crediting of monies received by DTC to participants in DTC or in the allocation or crediting of monies received by participants to beneficial owners, and in no event will the Company be liable for interest or damages in relation to any delay or failure of payment to be remitted to any holder. No authority conferred or agreed to be conferred by this Letter of Transmittal shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal and legal representatives, successors and assigns of the undersigned.

For purposes of the Offers, the undersigned understands that the Company will be deemed to have accepted for purchase validly tendered Notes if, as and when the Company gives oral (promptly confirmed in writing) or written notice of acceptance to the Depositary.

The undersigned understands that the delivery and surrender of the Notes is not effective, and the risk of loss of the Notes does not pass to the Depositary, until receipt by the Depositary of (1) this Letter of Transmittal (or a manually signed facsimile of this Letter of Transmittal), properly completed and duly executed, together with all accompanying evidences of authority and any other required documents in form satisfactory to the Company or (2) an Agent’s Message. All questions as to the form of all documents and the validity (including time of receipt) and acceptance of tenders and withdrawals of Notes will be determined by the Company, in its sole discretion, which determination will be final and binding.

Unless otherwise indicated herein under “Special Issuance/Delivery Instructions,” the undersigned hereby request(s) that any Notes representing principal amounts not tendered or not accepted for purchase be issued in the name(s) of the undersigned by credit to the account of DTC. Unless otherwise indicated herein under “Special Issuance/Delivery Instructions,” the undersigned hereby request(s) that any checks for payment to be made in respect of the Notes tendered hereby be issued to the order of, and delivered to, the undersigned.

In the event that the “Special Issuance Instructions” box below is completed, the undersigned hereby request(s) that any Notes representing principal amounts not tendered or not accepted for purchase be issued in the name(s) of the person(s) indicated. In the event that the “Special Delivery Instructions” box below is completed, the undersigned hereby request(s) that checks for payment to be made in respect of the Notes tendered hereby be issued to the order of, and be delivered to, the person(s) at the address(es) therein indicated. The undersigned recognizes that the Company has no obligation under the Special Issuance Instructions to transfer any Notes from the name of the Holder of those Notes if the Company does not accept for purchase any of the Notes so tendered and that the Company will have no obligation under the Special Delivery Instructions unless the Holder produces satisfactory evidence that any applicable transfer taxes have been paid.

SPECIAL ISSUANCE INSTRUCTIONS		SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 1, 2, 4 and 5 )		(See Instructions 1, 2, 4 and 5 )
To be completed ONLY if certificates for Notes in a principal amount not tendered or not accepted for payment are to be issued in the name of, or checks constituting payments for the applicable Total Consideration and Accrued Interest to be made in connection with the Offers are to be issued to the order of, someone other than the person or persons whose signature(s) appear(s) within this Letter of Transmittal or issued to an address different from that shown in the box entitled “Description of Notes Tendered” within this Letter of Transmittal.		To be completed ONLY if certificates for Notes in a principal amount not tendered or not accepted for payment or checks constituting payments for the applicable Total Consideration and Accrued Interest to be made in connection with the Offers are to be sent to someone other than the person or persons whose signature(s) appear(s) within this Letter of Transmittal to an address different from that shown in the box entitled “Description of Notes Tendered” within this Letter of Transmittal.

Issue:	☐ Notes	Deliver:	☐ Notes
	☐ Checks (check as applicable)		☐ Checks (check as applicable)
Pay to the order of:
Name		Name
(Please Print)		(Please Print)
Send Payment to:
Address		Address

(Please Print)		(Please Print)

Zip Code		Zip Code

Taxpayer Identification or Social Security Number (See IRS Form W-9 herein or IRS Form W-8, as applicable)
SIGNATURE GUARANTEE (See Instructions 1 and 2 below) Certain Signatures Must be Guaranteed by a Medallion Signature Guarantor

(Name of Medallion Signature Guarantor Guaranteeing Signature)

(Address (including zip code) and Telephone Number (including area code) of Firm)

(Authorized Signature)

(Printed Name)

(Title)
Dated:

PLEASE COMPLETE AND SIGN BELOW

(This page is to be completed and signed by all tendering holders except holders executing the tender through DTC’s ATOP)

By completing, executing and delivering this Letter of Transmittal, the undersigned hereby tenders the principal amount of the Series of Notes listed in the box above labeled “Description of Notes Tendered” under the column heading “Aggregate Principal Amount Tendered” (or, if nothing is indicated therein, with respect to the entire aggregate principal amount represented by the Notes described in such box).

Signature(s):

(Must be signed by the registered holder or, if the Notes are tendered by a participant in DTC, exactly as such participant’s name appears on a security position listing as the owner of such Notes. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please set forth the full title and see Instruction 1.)

Dated:

Name(s) (please print):

Capacity:

Address:

(Including Zip Code)
Area Code and Telephone Number:

Tax Identification or Social Security Number:

PLEASE COMPLETE IRS FORM W-9 IN THIS LETTER OF TRANSMITTAL

(OR IRS FORM W-8, AS APPLICABLE)

SIGNATURE GUARANTEE (See Instructions 1 and 6 below)

Certain Signatures Must be Guaranteed by a Medallion Signature Guarantor

(Name of Medallion Signature Guarantor Guaranteeing Signatures)

(Address (including Zip Code) and Telephone Number (including Area Code) of Firm)

(Authorized Signature)

(Print Name)

(Title)

Date:

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Offers

1. Signatures on Letter of Transmittal, Instruments of Transfer and Endorsements. If this Letter of Transmittal is signed by a participant in DTC whose name is shown on a security position listing as the owner of the Notes tendered hereby, the signature must correspond with the name shown on the security position listing as the owner of such Notes.

If any of the Notes tendered hereby are registered in the name of two or more holders, all such holders must sign this Letter of Transmittal.

If this Letter of Transmittal or any Notes or instrument of transfer is signed by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Company of such person’s authority to so act must be submitted.

When this Letter of Transmittal is signed by the registered holders of the Notes tendered hereby (or by a participant in DTC whose name appears on a security position listing as the owner of the Notes), no separate instruments of transfer are required unless payment is to be made, or the Notes not tendered or purchased are to be issued, to a person other than the registered holders, in which case signatures on the instruments of transfer must be guaranteed by a participant in the Securities Transfer Agent’s Medallion Program.

Unless this Letter of Transmittal is signed by the registered holder(s) of the Notes tendered hereby (or by a participant in DTC whose name appears on a security position listing as the owner of such Notes), such Notes must be accompanied by appropriate instruments of transfer, and each such instrument of transfer must be signed exactly as the name or names of the registered holder(s) appear on the Notes (or as the name of such participant appears on a security position listing as the owner of such Notes); signatures on each such instrument of transfer must be guaranteed by a Medallion Signature Guarantor, unless the signature is that of a firm that is a member of a registered national securities exchange or FINRA or is a commercial bank or trust company having an office in the United States (each, an “Eligible Institution”).

2. Signature Guarantees. Signatures on this Letter of Transmittal must be guaranteed by a recognized participant in good standing in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchange Medallion Program (each, a “Medallion Signature Guarantor”), unless the Notes tendered by this Letter of Transmittal are tendered (i) by a registered Holder of Notes (or by a participant in DTC whose name appears on a security position listing as the owner of the Notes) who has not completed any of the boxes entitled “Special Payment Instructions” or “Special Delivery Instructions” on this Letter of Transmittal, or (ii) for the account of an Eligible Institution. If the Notes are registered in the name of a person other than the signer of this Letter of Transmittal or if Notes not accepted for payment or not tendered are to be returned to a person other than the registered Holder, then the signature on this Letter of Transmittal accompanying the tendered Notes must be guaranteed by a Medallion Signature Guarantor as described above. Beneficial owners whose Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee must contact that broker, dealer, commercial bank, trust company or other nominee if they desire to tender Notes. See “The Offers—Procedures for Tendering—Signature Guarantees” in the Offer to Purchase. See also Instruction 1.

3. Partial Tenders. Tenders of Notes under the Offers will be accepted only in principal amounts equal to $1,000 or integral multiples of that amount. If less than the entire principal amount of any Notes evidenced by a submitted certificate is tendered, the tendering Holder must fill in the principal amount tendered in the last column of the box entitled “Description of Notes Tendered” in this Letter of Transmittal. The entire principal amount represented by the certificates for all Notes delivered to the Depositary will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Notes is not tendered or not accepted for purchase, certificates for the principal amount of Notes not tendered or not accepted for purchase will be sent (or, if tendered by book-entry transfer, returned by credit to the account at DTC designated in this Letter of Transmittal) to the Holder promptly after the Notes are accepted for purchase unless otherwise provided in the appropriate box on this Letter of Transmittal (see Instruction 4).

4. Special Issuance and Special Delivery Instructions. Tendering Holders should indicate in the applicable box or boxes the name and address to which Notes for principal amounts not tendered or not accepted for purchase or checks constituting payments for Notes to be purchased are to be issued or sent, if different from the name and address of the registered holder signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated. If no instructions are given, Notes not tendered or not accepted for purchase will be returned to the registered holder of the Notes tendered. Holders of Notes tendering by book-entry transfer will have Notes not tendered or not accepted for purchase returned by crediting their account at DTC. The Company will have no obligation under the Special Issuance Instructions or Special Delivery Instructions unless the Holder produces satisfactory evidence that any applicable transfer taxes have been paid.

5. Transfer Taxes. Except as set forth in Instruction 4 and this Instruction 5, the Company will pay or cause to be paid any transfer taxes with respect to the transfer and sale of the Notes to it, or to its order, pursuant to the Offers. If payment is to be made to, or if the Notes not tendered or purchased are to be registered in the name of, any persons other than the registered owners, or if the tendered Notes are registered in the name of any persons other than the persons signing this Letter of Transmittal, the amount of any transfer taxes (whether imposed on the registered holder or such other person) payable on account of the transfer to such other person will be deducted from the payment unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

6. Tax Forms and United States Federal Income Tax Withholding. U.S. federal income tax law generally requires a tendering holder or other payee (a “Payee”) to provide the Depositary with such Payee’s correct taxpayer identification number (“TIN”) and a certification that such Payee is not subject to backup withholding on Internal Revenue Service (“IRS”) Form W-9, which is provided below, or, alternatively, to establish another basis for exemption from backup withholding. See “Material United States Federal Income Tax Considerations – Consequences to Tendering U.S. Holders – Backup Withholding and Information Reporting” and “Material United States Federal Income Tax Considerations – Consequences to Tendering Non-U.S. Holders – Backup Withholding and Information Reporting” in the Offer to Purchase.

In addition to penalties, failure to provide the Depositary with the correct information and certification or an adequate basis for an exemption from backup withholding may result in backup withholding at a current rate of 28% on all payments made to Payees pursuant to the Offers. Any amounts withheld under the backup withholding rules will be allowed as a credit against the Payee’s U.S. federal income tax liability. If withholding results in an overpayment of taxes, the Payee may obtain a refund if the required information is timely provided to the IRS.

In order to avoid backup withholding, each Payee that is a U.S. person must provide (i) its correct TIN by completing IRS Form W-9, certifying, under penalties of perjury, (1) that the TIN provided is correct (or that such Payee is awaiting a TIN), (2) that (A) the Payee is exempt from backup withholding, or (B) the IRS has not notified the Payee that such Payee is subject to backup withholding as a result of a failure to report all interest or dividends or (C) the IRS has notified the Payee that such Payee is no longer subject to backup withholding, and (3) that the Payee is a U.S. person (including a U.S. resident alien), or (ii) if applicable, an adequate basis for exemption. A Payee must cross out item (2) in Part II of the IRS Form W-9 if such Payee has been notified by the IRS that such Payee is currently subject to backup withholding because of underreporting interest or dividends on such Payee’s tax return.

If a Payee has not been issued a TIN and has applied for one or intends to apply for one in the near future, such Payee should write “Applied For” in the space provided for the TIN in Part I of IRS Form W-9, and sign and date IRS Form W-9. If “Applied For” is written in Part I and the Depositary is not provided with a TIN by the time of payment, the Depositary will withhold 28% from any payments made pursuant to the Offers. Certain Payees (including, among others, corporations and certain foreign persons) are not subject to these backup withholding and reporting requirements. Exempt Payees that are U.S. persons should indicate their exempt status on IRS Form W-9.

For further information concerning backup withholding and instructions for completing IRS Form W-9 (including how to obtain a taxpayer identification number if you do not have one and how to complete the IRS Form W-9 if Notes are held in more than one name), consult the enclosed IRS Form W-9 and related instructions.

In order for a Payee who is a Non-U.S. Holder to qualify as an exempt recipient with respect to backup withholding such Payee generally must submit to the Depositary a properly completed IRS Form W-8BEN, IRS Form W-8ECI or IRS Form W-8IMY, as applicable (instead of IRS Form W-9), signed under penalties of perjury, attesting to such holder’s foreign status. The appropriate IRS Form W-8 can be obtained from the Depositary and can also be obtained from the IRS at www.irs.gov.

Where Notes are tendered on behalf of the holder of Notes by a broker or other DTC participant, the foregoing IRS Forms and certifications generally must be provided by a Payee to the DTC participant, instead of the Depositary, in accordance with the DTC participant’s applicable procedures.

FAILURE TO COMPLETE AND RETURN THE IRS FORM W-9 OR AN APPROPRIATE IRS FORM W-8 MAY RESULT IN BACKUP WITHHOLDING ON ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. EVEN IF A NON-U.S. HOLDER OF EXCHANGEABLE NOTES PROVIDES THE DEPOSITARY WITH THE APPROPRIATE IRS FORM W-8, SUCH NON-U.S. HOLDER MAY BE SUBJECT TO UNITED STATES FEDERAL WITHHOLDING TAX AT A RATE OF 10% OF THE GROSS PROCEEDS PAYABLE TO SUCH NON-U.S. HOLDER ON THE SALE OF THE EXCHANGEABLE NOTES PURSUANT TO THE OFFERS. SEE “MATERIAL UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS – CONSEQUENCES TO TENDERING NON-U.S. HOLDERS – SALE OF NOTES” IN THE OFFER TO PURCHASE.

7. Irregularities. All questions as to the form of documents and validity, eligibility (including time of receipt), acceptance for payment and withdrawal of tendered Notes will be determined by us in our sole discretion, and our determination will be final and binding. The Company reserves the absolute right to reject any and all tenders that the Company determines are not in proper form or for which the acceptance for payment or payment may, in the opinion of our counsel, be unlawful. The Company reserves the absolute right in its sole discretion to waive any of the conditions of the Offers. The Company also reserves the absolute right in its sole discretion to waive any defect or irregularity in the tender of Notes of any particular holder, whether or not similar defects or irregularities are waived in the case of other holders. A waiver of any defect or irregularity with respect to the tender of one Note shall not constitute a waiver of the same or any other defect or irregularity with respect to the tender of any other Note. Any defect or irregularity in connection with tenders of Notes must be cured within such time as the Company may determine, unless waived by the Company. Tenders of Notes shall not be deemed to have been made until all defects and irregularities have been waived by us or cured. Our interpretation of the terms and conditions of the Offers (including the instructions in this Letter of Transmittal) will be final and binding. None of the Company, Equity Residential, the Trustee, the Depositary and Information Agent, the Dealer Manager or any other person will be under any duty to give notice of any defects or irregularities in tenders of Notes, or will incur any liability to you for failure to give any such notice.

8. Requests for Assistance or Additional Copies. Any questions or requests for assistance may be directed to the Dealer Manager or the Depositary and Information Agent at their respective telephone numbers set forth on the back cover of the Offer to Purchase. Requests for additional copies of the Offer to Purchase or this Letter of Transmittal may be directed to the information agent. A holder may also contact its broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offers.

Form W-9 (Rev. October 2007) Department of the Treasury Internal Revenue Service	Request for Taxpayer Identification Number and Certification	Give form to the requester. Do not send to the IRS.

Name (as shown on your income tax return)
Business name, if different from above
	Check appropriate box: ☐ Individual/Sole proprietor ☐ Corporation ☐ Partnership	☐ Exempt payee
☐ Limited liability company. Enter the tax classification (D=disregarded entity, C=corporation, P=partnership)▶ …… ☐ Other (see instructions) ▶
	Address (number, street, and apt. or suite no.)	Requester’s name and address (optional)
City, state, and ZIP code
List account number(s) here (optional)
Part I	Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on Line 1 to avoid backup withholding. For individuals, this is your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see		Social security number

the Part I instructions on page 3. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN on page 3.		or
Note. If the account is in more than one name, see the chart on page 4 for guidelines on whose number to enter.		Employer identification number

Part II	Certification

Under penalties of perjury, I certify that:

1.      The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and

2.      I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

3.      I am a U.S. citizen or other U.S. person (defined below).

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the Certification, but you must provide your correct TIN. See the instructions on page 4.

Sign Here	Signature of U.S. person ▶	Date ▶

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Purpose of Form

A person who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) to report, for example, income paid to you, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA.

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN to the person requesting it (the requester) and, when applicable, to:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

2. Certify that you are not subject to backup withholding, or

3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners’ share of effectively connected income.

Note. If a requester gives you a form other than Form W-9 to request your TIN, you must use the requester’s form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

•     An individual who is a U.S. citizen or U.S. resident alien,

•     A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States,

•     An estate (other than a foreign estate), or

•     A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax on any foreign partners’ share of income from such business. Further, in certain cases where a Form W-9 has not been received, a partnership is required to presume that a partner is a foreign person, and pay the withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid withholding on your share of partnership income.

The person who gives Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States is in the following cases:

•     The U.S. owner of a disregarded entity and not the entity,

Cat. No. 10231X	Form W-9 (Rev. 10-2007)

Form W-9 (Rev. 10-2007)	Page 2

•	The U.S. grantor or other owner of a grantor trust and not the trust, and

•	The U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person. If you are a foreign person, do not use Form W-9. Instead, use the appropriate Form W-8 (see Publication 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a “saving clause.” Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items:

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

2. The treaty article addressing the income.

3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

4. The type and amount of income that qualifies for the exemption from tax.

5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester the appropriate completed Form W-8.

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 28% of such payments. This is called “backup withholding.” Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

1. You do not furnish your TIN to the requester,

2. You do not certify your TIN when required (see the Part II instructions on page 3 for details),

3. The IRS tells the requester that you furnished an incorrect TIN,

4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

Certain payees and payments are exempt from backup withholding. See the instructions below and the separate Instructions for the Requester of Form W-9.

Also see Special rules for partnerships on page 1.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Name

If you are an individual, you must generally enter the name shown on your income tax return. However, if you have changed your last name, for instance, due to marriage without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name.

If the account is in joint names, list first, and then circle, the name of the person or entity whose number you entered in Part I of the form.

Sole proprietor. Enter your individual name as shown on your income tax return on the “Name” line. You may enter your business, trade, or “doing business as (DBA)” name on the “Business name” line.

Limited liability company (LLC). Check the “Limited liability company” box only and enter the appropriate code for the tax classification (“D” for disregarded entity, “C” for corporation, “P” for partnership) in the space provided.

For a single-member LLC (including a foreign LLC with a domestic owner) that is disregarded as an entity separate from its owner under Regulations section 301.7701-3, enter the owner’s name on the “Name” line. Enter the LLC’s name on the “Business name” line.

For an LLC classified as a partnership or a corporation, enter the LLC’s name on the “Name” line and any business, trade, or DBA name on the “Business name” line.

Other entities. Enter your business name as shown on required federal tax documents on the “Name” line. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on the “Business name” line.

Note. You are requested to check the appropriate box for your status (individual/sole proprietor, corporation, etc.).

Exempt Payee

If you are exempt from backup withholding, enter your name as described above and check the appropriate box for your status, then check the “Exempt payee” box in the line following the business name, sign and date the form.

Form W-9 (Rev. 10-2007)	Page 3

Generally, individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends.

Note. If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding.

The following payees are exempt from backup withholding:

1. An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2),

2. The United States or any of its agencies or instrumentalities,

3. A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities,

4. A foreign government or any of its political subdivisions, agencies, or instrumentalities, or

5. An international organization or any of its agencies or instrumentalities.

Other payees that may be exempt from backup withholding include:

6. A corporation,

7. A foreign central bank of issue,

8. A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States,

9. A futures commission merchant registered with the Commodity Futures Trading Commission,

10. A real estate investment trust,

11. An entity registered at all times during the tax year under the Investment Company Act of 1940,

12. A common trust fund operated by a bank under section 584(a),

13. A financial institution,

14. A middleman known in the investment community as a nominee or custodian, or

15. A trust exempt from tax under section 664 or described in section 4947.

The chart below shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 15.

IF the payment is for …	THEN the payment is exempt for …
Interest and dividend payments	All exempt payees except for 9
Broker transactions	Exempt payees 1 through 13. Also, a person registered under the Investment Advisers Act of 1940 who regularly acts as a broker
Barter exchange transactions and patronage dividends	Exempt payees 1 through 5
Payments over $600 required to be reported and direct sales over $5,000[1]	Generally, exempt payees 1 through 7[2]
[1]	See Form 1099-MISC, Miscellaneous Income, and its instructions.
[2]

However, the following payments made to a corporation (including gross proceeds paid to an attorney under section 6045(f), even if the attorney is a corporation) and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys’ fees, and payments for services paid by a federal executive agency.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.

If you are a single-member LLC that is disregarded as an entity separate from its owner (see Limited liability company (LLC) on page 2), enter the owner’s SSN (or EIN, if the owner has one). Do not enter the disregarded entity’s EIN. If the LLC is classified as a corporation or partnership, enter the entity’s EIN.

Note. See the chart on page 4 for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office or get this form online at www.ssa.gov. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer Identification Number (EIN) under Starting a Business. You can get Forms W-7 and SS-4 from the IRS by visiting www.irs.gov or by calling 1-800-TAX-FORM (1-800-829-3676).

If you are asked to complete Form W-9 but do not have a TIN, write “Applied For” in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note. Entering “Applied For” means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if items 1, 4, and 5 below indicate otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required). Exempt payees, see Exempt Payee on page 2.

Signature requirements. Complete the certification as indicated in 1 through 5 below.

1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

Form W-9 (Rev. 10-2007)	Page 4

3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. “Other payments” include payments made in the course of the requester’s trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester

For this type of account:	Give name and SSN of:
1. Individual	The individual
2. Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account [1]
3. Custodian account of a minor (Uniform Gift to Minors Act)	The minor [2]
4. a. The usual revocable savings trust (grantor is also trustee) b. So-called trust account that is not a legal or valid trust under state law	The grantor-trustee [1] The actual owner [1]
5. Sole proprietorship or disregarded entity owned by an individual	The owner [3]
For this type of account:	Give name and EIN of:
6. Disregarded entity not owned by an individual	The owner
7. A valid trust, estate, or pension trust	Legal entity [4]
8. Corporate or LLC electing corporate status on Form 8832	The corporation
9. Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
10. Partnership or multi-member LLC	The partnership
11. A broker or registered nominee	The broker or nominee
12. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

[1]	List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.
[2]	Circle the minor’s name and furnish the minor’s SSN.
[3]

You must show your individual name and you may also enter your business or “DBA” name on the second name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

[4]

List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see Special rules for partnerships on page 1.

Note. If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Secure Your Tax Records from Identity Theft

Identity theft occurs when someone uses your personal information such as your name, social security number (SSN), or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

To reduce your risk:

•	Protect your SSN,

•	Ensure your employer is protecting your SSN, and

•	Be careful when choosing a tax preparer.

Call the IRS at 1-800-829-1040 if you think your identity has been used inappropriately for tax purposes.

Victims of identity theft who are experiencing economic harm or a system problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.

Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

If you receive an unsolicited email claiming to be from the IRS, forward this message to phishing@irs.gov. You may also report misuse of the IRS name, logo, or other IRS personal property to the Treasury Inspector General for Tax Administration at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at: spam@uce.gov or contact them at www.consumer.gov/idtheft or 1-877-IDTHEFT(438-4338).

Visit the IRS website at www.irs.gov to learn more about identity theft and how to reduce your risk.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA, or Archer MSA or HSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, the District of Columbia, and U.S. possessions to carry out their tax laws. We may also disclose this information to other countries under a tax treaty, to federal and state agencies to enforce federal nontax criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism.

You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to a payer. Certain penalties may also apply.

Any questions or requests for assistance may be directed to the Dealer Manager or the Information Agent at their respective addresses and telephone numbers as set forth below. Any requests for additional copies of this Letter of Transmittal, the Offer to Purchase or related documents may be directed to the Information Agent. A holder may also contact such holder’s broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offers.

The Information Agent for the Offers is:

Global Bondholder Services Corporation

65 Broadway, Suite 723

New York, New York 10006

Banks and Brokers, Call Collect:

(212) 430-3774

All Others Call Toll-Free:

(866) 470-4200

The Dealer Manager for the Offers is:

Citigroup Global Markets Inc.

Liability Management Desk

390 Greenwich Street, 4th Floor

New York, New York 10013

US toll free: (800) 558-3745